UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2008

Mesa Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-7884	76-6284806
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  1-800-852-1422

NOT APPLICABLE

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

As disclosed by Mesa Royalty Trust (the “Trust”) in its press release dated March 31, 2008 and its Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission on March 17, 2008, the Trust was not able to file its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) in a timely manner because of the previously disclosed delay in the completion of reserve information by the Trust’s independent reserve engineer for certain non-operated properties in which the Trust has an ownership interest and related preparation of the Trust’s fiscal year 2007 financial statements.

On March 31, 2008, The Bank of New York Mellon Trust Company, N.A., the Trustee of the Trust, informed the New York Stock Exchange, Inc. (the “NYSE”) that the Trust failed to file its 2007 Form 10-K timely pursuant to Section 203.01 (Reporting Financial Information to Shareholders) of the NYSE’s Listed Company Manual and, as a result, is subject to the procedures under Section 802.01E (SEC Annual Report Timely Filing Criteria) of the NYSE’s Listed Company Manual.   On September 22, 2008, the Trustee submitted to the NYSE a request for an additional six-month trading period and the request was approved on October 16, 2008 giving the Trust until December 1, 2008 to complete and file the 2007 Form 10-K, subject to reassessment on an ongoing basis and compliance with the milestones and timing outlined in the request for the additional six-month trading period.

On November 26, 2008, the Trustee submitted to the NYSE a second request for an additional trading period and the request was approved on December 5, 2008 giving the Trust until April 15, 2009 to complete and file the 2007 Form 10-K, subject to reassessment on an ongoing basis.

The Trust’s units remain listed on the NYSE under the symbol MTR, but have been assigned a “.LF” indicator by the NYSE to signify that the Trust is on the “late filer” list.  The Trust will remain on the late filer list until such time as the Trust is current with all of its periodic reports filed with the Securities and Exchange Commission.  Although the Trust intends to cure the deficiencies and to return to compliance with the NYSE continued listing requirements, there can be no assurance that it will be able to do so.  In the event that the Trust is unable to return to compliance with the NYSE continued listing requirements by April 15, 2009, the NYSE will move forward with the initiation of suspension and delisting procedures.  The Trust is awaiting the completion of reserve information by the Trust’s independent reserve engineer, and the Trustee intends to complete the audited financial statements for the year ended December 31, 2007 and to file the 2007 Form 10-K as soon as possible after receipt of this information.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Mesa Royalty Trust Press Release dated December 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Royalty Trust

	By:	THE BANK OF NEW YORK TRUST COMPANY,
N.A., AS TRUSTEE

Date: December 12, 2008
	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Mesa Royalty Trust Press Release dated December 12, 2008.